UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2008

AgFeed Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33674	20-2597168

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1095 Qing Lan Avenue

Economic and Technical Development Zone

Nanchang City, Jiangxi Province

                        China, 330013

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: 86-0791-2189636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01	Other Events.

On May 19, 2008, the registrant issued a press release correcting an erroneous statement in an article regarding the stock ownership of management and affiliates and confirming that there have been no sales of the registrant's common stock be management or afiliates. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibits. Exhibit	Description
99.1	AgFeed Press Release, dated May 19, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 19, 2008

AGFEED INDUSTRIES, INC.

By:	/s/ Junhong Xiong Junhong Xiong
President and Chief Executive Officer